ING PARTNERS, INC.

ING Global Bond Portfolio

(“Portfolio”)

Supplement dated January 20, 2012

to the Portfolio’s Service 2 Class (“Class S2”) Prospectus

and Statement of Additional Information (“SAI”)

each dated April 29, 2011

On January 12, 2012, the Board of Directors of ING Partners, Inc. approved a proposal to liquidate and dissolve the Class S2 shares of the Portfolio effective January 12, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE